UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-21832

Eaton Vance Tax-Managed Diversified Equity Income Fund

(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110

(Address of Principal Executive Offices)

Maureen A. Gemma

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(617) 482-8260

(Registrant’s Telephone Number)

October 31

Date of Fiscal Year End

April 30, 2014

Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance Tax-Managed Diversified Equity Income Fund (ETY) Semiannual Report April 30, 2014

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Managed Distribution Plan. Pursuant to an exemptive order issued by the Securities and Exchange Commission (Order), the Fund is authorized to distribute long-term capital gains to shareholders more frequently than once per year. Pursuant to the Order, the Fund’s Board of Trustees approved a Managed Distribution Plan (MDP) pursuant to which the Fund makes monthly cash distributions to common shareholders, stated in terms of a fixed amount per common share.

The Fund currently distributes monthly cash distributions equal to $0.0843 per share in accordance with the MDP. You should not draw any conclusions about the Fund’s investment performance from the amount of these distributions or from the terms of the MDP. The MDP will be subject to regular periodic review by the Fund’s Board of Trustees and the Board may amend or terminate the MDP at any time without prior notice to Fund shareholders. However, at this time there are no reasonably foreseeable circumstances that might cause the termination of the MDP.

The Fund may distribute more than its net investment income and net realized capital gains and, therefore, a distribution may include a return of capital. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” With each distribution, the Fund will issue a notice to shareholders and a press release containing information about the amount and sources of the distribution and other related information. The amounts and sources of distributions contained in the notice and press release are only estimates and are not provided for tax purposes. The amounts and sources of the Fund’s distributions for tax purposes will be reported to shareholders on Form 1099-DIV for each calendar year.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

Semiannual Report April 30, 2014

Eaton Vance

Tax-Managed Diversified Equity Income Fund

Table of Contents

Performance	2

Fund Snapshot	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Financial Statements	6

Board of Trustees’ Contract Approval	21

Officers and Trustees	24

Important Notices	25

Eaton Vance

Tax-Managed Diversified Equity Income Fund

April 30, 2014

Performance1

Portfolio Managers Walter A. Row, III, CFA, CMT and Michael A. Allison, CFA

% Average Annual Total Returns	Inception Date	Six Months	One Year	Five Years	Since Inception
Fund at NAV	11/30/2006	6.79%	15.47%	13.63%	5.93%
Fund at Market Price	—	10.92	19.98	14.11	5.02
S&P 500 Index	—	8.36%	20.44%	19.13%	6.33%
CBOE S&P 500 BuyWrite Index	—	7.02	10.13	11.43	3.94

% Premium/Discount to NAV[2]
					–6.19%

Distributions[3]
Total Distributions per share for the period					$0.506
Distribution Rate at NAV					8.35%
Distribution Rate at Market Price					8.90%

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested and includes management fees and other expenses. Fund performance at market price will differ from its results at NAV due to factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for Fund shares, or changes in Fund distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to eatonvance.com.

2

Eaton Vance

Tax-Managed Diversified Equity Income Fund

April 30, 2014

Fund Snapshot

Objective	The primary investment objective is to provide current income and gains, with a secondary objective of capital appreciation.

Strategy	The Fund invests in a diversified portfolio of domestic and foreign common stocks with an emphasis on dividend paying stocks and writes (sells) S&P 500 Index call options with respect to a portion of the value of its common stock portfolio to generate current cash flow from the options premium received. The Fund evaluates returns on an after tax basis and seeks to minimize and defer federal income taxes incurred by shareholders in connection with their investment in the Fund.

Options Strategy	Write Index Covered Calls
Equity Benchmark[1]	S&P 500 Index
Morningstar Category	Large Blend
Distribution Frequency	Monthly

Common Stock Portfolio
Positions Held	94
% US / Non-US	87.5/12.5
Average Market Cap	$109.0 Billion

Call Options Written
% of Stock Portfolio	47%
Average Days to Expiration	12 days
% In the Money	–0.2%

The following terms as used in the Fund snapshot:

Average Market Cap: An indicator of the size of the companies in which the Fund invests and is the sum of each security’s weight in the portfolio multiplied by its market cap. Market Cap is determined by multiplying the price of a share of a company’s common stock by the number of shares outstanding.

Call Option: For an index call option, the buyer has the right to receive from the seller (or writer) a cash payment at the option expiration date equal to any positive difference between the value of the index at contract expiration and the exercise price. The buyer of a call option makes a cash payment (premium) to the seller (writer) of the option upon entering into the option contract.

Covered Call Strategy: A strategy of owning a portfolio of common stocks and writing call options on all or a portion of such stocks to generate current earnings from option premium.

In the Money: For a call option on a common stock or an index, the extent to which the current price of the stock or value of the index exceeds the exercise price of the option.

See Endnotes and Additional Disclosures in this report.

3

Eaton Vance

Tax-Managed Diversified Equity Income Fund

April 30, 2014

Fund Profile

Sector Allocation (% of total investments)4

Top 10 Holdings (% of total investments)4

Apple, Inc.	3.4%
Mondelez International, Inc., Class A	2.6
Merck & Co., Inc.	2.4
Gilead Sciences, Inc.	2.3
Chevron Corp.	2.0
Corning, Inc.	2.0
Emerson Electric Co.	2.0
Occidental Petroleum Corp.	1.9
Google, Inc., Class A	1.9
Google, Inc., Class C	1.8
Total	22.3%

Country Allocation (% of total investments)

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Tax-Managed Diversified Equity Income Fund

April 30, 2014

Endnotes and Additional Disclosures

[1]

S&P 500 Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. CBOE S&P 500 BuyWrite Index measures the performance of a hypothetical buy-write strategy on the S&P 500 Index. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.

[2]

The shares of the Fund often trade at a discount or premium from their net asset value. The discount or premium of the Fund may vary over time and may be higher or lower than what is quoted in this report. For up-to-date premium/discount information, please refer to http://eatonvance.com/closedend.

[3]

The Distribution Rate is based on the Fund’s last regular distribution per share in the period (annualized) divided by the Fund’s NAV or market price at the end of the period. The Fund’s distributions may be comprised of amounts characterized for federal income tax purposes as qualified and non- qualified ordinary dividends, capital gains and nondividend distributions, also known as return of capital. For additional information about nondividend distributions, please refer to Eaton Vance Closed-End Fund Distribution Notices (19a) posted on our website, eatonvance.com. The Fund will determine the federal income tax character of distributions paid to a shareholder after the end of the calendar year. This is reported on the IRS form 1099-DIV and provided to the shareholder shortly after each year-end. For information about the tax character of distributions made in prior calendar years, please refer to Performance-Tax Character of Distributions on the Fund’s webpage available at eatonvance.com. In recent years, a significant portion of the Fund’s distributions has been characterized as a return of capital. The Fund’s distributions are determined by the investment adviser based on its current assessment of the Fund’s long-term return potential. As portfolio and market conditions change, the rate of distributions paid by the Fund could change.

[4]	Depictions do not reflect the Fund’s option positions. Excludes cash and cash equivalents.

Fund snapshot and profile subject to change due to active management.

Important Notice to Shareholders

Effective March 1, 2014, the primary benchmark is S&P 500 Index.

5

Eaton Vance

Tax-Managed Diversified Equity Income Fund

April 30, 2014

Portfolio of Investments (Unaudited)

Common Stocks — 99.7%

Security	Shares	Value

Aerospace & Defense — 2.3%
Boeing Co. (The)	174,481	$22,511,539
United Technologies Corp.	155,000	18,341,150

		$40,852,689

Air Freight & Logistics — 1.0%
C.H. Robinson Worldwide, Inc.	298,791	$17,598,790

		$17,598,790

Automobiles — 0.7%
Honda Motor Co., Ltd.	360,319	$11,957,066

		$11,957,066

Banks — 9.8%
Bank of America Corp.	1,698,055	$25,708,553
Citigroup, Inc.	504,353	24,163,552
JPMorgan Chase & Co.	525,086	29,394,314
PNC Financial Services Group, Inc. (The)	214,287	18,008,680
Regions Financial Corp.	1,788,839	18,138,827
Skandinaviska Enskilda Banken AB, Class A	1,749,350	24,163,627
SunTrust Banks, Inc.	386,658	14,793,535
Svenska Handelsbanken AB, Class A	365,179	18,368,482
Swedbank AB, Class A	190,775	5,105,504

		$177,845,074

Beverages — 1.5%
Constellation Brands, Inc., Class A(1)	341,636	$27,276,218

		$27,276,218

Biotechnology — 4.0%
Biogen Idec, Inc.(1)	40,432	$11,608,836
Celgene Corp.(1)	131,475	19,328,140
Gilead Sciences, Inc.(1)	531,850	41,744,906

		$72,681,882

Capital Markets — 1.3%
Charles Schwab Corp. (The)	316,175	$8,394,446
Morgan Stanley	516,846	15,986,047

		$24,380,493

Chemicals — 2.6%
LyondellBasell Industries NV, Class A	183,381	$16,962,742

Security	Shares	Value

Chemicals (continued)
Monsanto Co.	134,705	$14,911,844
PPG Industries, Inc.	81,532	15,786,226

		$47,660,812

Communications Equipment — 1.9%
QUALCOMM, Inc.	225,000	$17,709,750
Telefonaktiebolaget LM Ericsson, Class B	1,423,351	17,163,418

		$34,873,168

Consumer Finance — 2.0%
American Express Co.	155,451	$13,591,081
Discover Financial Services	410,052	22,921,907

		$36,512,988

Diversified Consumer Services — 0.7%
Sotheby’s	281,201	$11,827,314

		$11,827,314

Diversified Telecommunication Services — 2.3%
AT&T, Inc.	423,541	$15,120,414
Verizon Communications, Inc.	584,603	27,318,498

		$42,438,912

Electric Utilities — 1.9%
Duke Energy Corp.	108,156	$8,056,541
Edison International	161,770	9,149,711
NextEra Energy, Inc.	171,384	17,112,692

		$34,318,944

Electrical Equipment — 3.5%
Emerson Electric Co.	520,000	$35,453,600
Rockwell Automation, Inc.	235,000	28,007,300

		$63,460,900

Electronic Equipment, Instruments & Components — 2.0%
Corning, Inc.	1,700,000	$35,547,000

		$35,547,000

Energy Equipment & Services — 0.6%
FMC Technologies, Inc.(1)	177,742	$10,077,971

		$10,077,971

6	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Diversified Equity Income Fund

April 30, 2014

Portfolio of Investments (Unaudited) — continued

Security	Shares	Value

Food & Staples Retailing — 1.5%
Costco Wholesale Corp.	238,581	$27,599,050

		$27,599,050

Food Products — 4.0%
Hershey Co. (The)	264,424	$25,448,166
Mondelez International, Inc., Class A	1,320,000	47,058,000

		$72,506,166

Health Care Equipment & Supplies — 1.7%
Abbott Laboratories	430,534	$16,678,887
Covidien PLC	187,316	13,346,265

		$30,025,152

Health Care Providers & Services — 0.6%
Express Scripts Holding Co.(1)	165,866	$11,043,358

		$11,043,358

Health Care Technology — 0.3%
Cerner Corp.(1)	109,325	$5,608,373

		$5,608,373

Hotels, Restaurants & Leisure — 0.3%
Yum! Brands, Inc.	64,111	$4,935,906

		$4,935,906

Household Durables — 0.9%
Mohawk Industries, Inc.(1)	127,818	$16,924,381

		$16,924,381

Industrial Conglomerates — 1.5%
Danaher Corp.	382,747	$28,085,975

		$28,085,975

Insurance — 4.0%
ACE, Ltd.	73,400	$7,510,288
Aflac, Inc.	268,962	16,869,297
Allianz SE	42,498	7,395,920
AXA SA	184,289	4,809,207
MetLife, Inc.	216,490	11,333,252
Progressive Corp.	350,000	8,487,500
Prudential PLC	297,029	6,828,431
Swiss Reinsurance Co., Ltd.	98,000	8,569,226

		$71,803,121

Security	Shares	Value

Internet & Catalog Retail — 2.0%
Amazon.com, Inc.(1)	64,846	$19,721,614
Netflix, Inc.(1)	50,000	16,102,000

		$35,823,614

Internet Software & Services — 6.5%
eBay, Inc.(1)	470,000	$24,360,100
Facebook, Inc., Class A(1)	425,629	25,444,102
Google, Inc., Class A(1)	63,500	33,964,880
Google, Inc., Class C(1)	63,500	33,442,910

		$117,211,992

IT Services — 1.5%
Visa, Inc., Class A	130,000	$26,339,300

		$26,339,300

Machinery — 2.4%
Caterpillar, Inc.	265,000	$27,931,000
Deere & Co.	170,052	15,872,654

		$43,803,654

Media — 2.3%
Lions Gate Entertainment Corp.	397,120	$10,535,594
Walt Disney Co. (The)	400,000	31,736,000

		$42,271,594

Metals & Mining — 0.5%
Freeport-McMoRan Copper & Gold, Inc.	249,230	$8,566,035

		$8,566,035

Multi-Utilities — 0.6%
Sempra Energy	117,968	$11,632,825

		$11,632,825

Multiline Retail — 2.0%
Dollar General Corp.(1)	315,631	$17,814,214
Macy’s, Inc.	324,484	18,635,116

		$36,449,330

Oil, Gas & Consumable Fuels — 8.5%
Anadarko Petroleum Corp.	111,616	$11,052,216
Chevron Corp.	293,327	36,818,405
Devon Energy Corp.	139,026	9,731,820
EOG Resources, Inc.	98,880	9,690,240

7	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Diversified Equity Income Fund

April 30, 2014

Portfolio of Investments (Unaudited) — continued

Security	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Exxon Mobil Corp.	180,635	$18,498,831
Occidental Petroleum Corp.	362,583	34,717,322
Phillips 66	257,200	21,404,184
Range Resources Corp.	129,622	11,724,310

		$153,637,328

Pharmaceuticals — 7.3%
Johnson & Johnson	152,177	$15,414,008
Merck & Co., Inc.	739,393	43,298,854
Novartis AG	258,491	22,471,268
Roche Holding AG PC	93,341	27,381,217
Shire PLC ADR	136,470	23,438,723

		$132,004,070

Real Estate Investment Trusts (REITs) — 2.3%
AvalonBay Communities, Inc.	93,758	$12,802,655
Boston Properties, Inc.	114,002	13,354,194
Simon Property Group, Inc.	92,466	16,015,111

		$42,171,960

Semiconductors & Semiconductor Equipment — 1.5%
NXP Semiconductors NV(1)	450,213	$26,841,699

		$26,841,699

Software — 0.9%
Microsoft Corp.	407,239	$16,452,456

		$16,452,456

Specialty Retail — 2.8%
AutoNation, Inc.(1)	346,359	$18,353,563
Home Depot, Inc. (The)	223,536	17,773,347
TJX Cos., Inc. (The)	262,665	15,281,850

		$51,408,760

Technology Hardware, Storage & Peripherals — 3.4%
Apple, Inc.	103,500	$61,074,315

		$61,074,315

Textiles, Apparel & Luxury Goods — 0.5%
NIKE, Inc., Class B	119,272	$8,700,892

		$8,700,892

Security	Shares	Value

Thrifts & Mortgage Finance — 0.1%
Federal National Mortgage Association(1)	415,657	$1,621,062

		$1,621,062

Tobacco — 1.7%
Altria Group, Inc.	750,000	$30,082,500

		$30,082,500

Total Common Stocks (identified cost $1,703,408,768)		$1,803,935,089

Short-Term Investments — 0.5%

Description	Interest (000’s omitted)	Value
Eaton Vance Cash Reserves Fund, LLC, 0.14%(2)	$9,700	$9,699,622

Total Short-Term Investments (identified cost $9,699,622)		$9,699,622

Total Investments — 100.2% (identified cost $1,713,108,390)		$1,813,634,711

Call Options Written — (0.5)%

Description	Number of Contracts	Strike Price	Expiration Date	Value
S&P 500 Index	1,130	$1,905	5/2/14	$(79,100)
S&P 500 Index	1,295	1,855	5/9/14	(4,299,400)
S&P 500 Index	1,070	1,870	5/17/14	(2,648,250)
S&P 500 Index	1,015	1,895	5/23/14	(1,375,325)

Total Call Options Written (premiums received $6,052,222)				$(8,402,075)

Other Assets, Less Liabilities — 0.3%				$4,584,318

Net Assets — 100.0%				$1,809,816,954

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

ADR	–	American Depositary Receipt
PC	–	Participation Certificate

(1)	Non-income producing security.

(2)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of April 30, 2014.

8	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Diversified Equity Income Fund

April 30, 2014

Portfolio of Investments (Unaudited) — continued

Country Concentration of Portfolio

Country	Percentage of Net Assets	Value
United States	87.7%	$1,588,284,370
Switzerland	3.6	65,931,999
Sweden	3.6	64,801,031
United Kingdom	1.7	30,267,154
Netherlands	1.5	26,841,699
Ireland	0.7	13,346,265
Japan	0.7	11,957,066
Germany	0.4	7,395,920
France	0.3	4,809,207

Total Investments	100.2%	$1,813,634,711

9	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Diversified Equity Income Fund

April 30, 2014

Statement of Assets and Liabilities (Unaudited)

Assets	April 30, 2014
Unaffiliated investments, at value (identified cost, $1,703,408,768)	$1,803,935,089
Affiliated investment, at value (identified cost, $9,699,622)	9,699,622
Restricted cash*	540,000
Foreign currency, at value (identified cost, $1,366,273)	1,366,757
Dividends receivable	1,587,814
Interest receivable from affiliated investment	2,992
Receivable for investments sold	5,942,649
Tax reclaims receivable	2,542,749
Total assets	$1,825,617,672

Liabilities
Written options outstanding, at value (premiums received, $6,052,222)	$8,402,075
Payable for investments purchased	5,508,504
Payable for open forward foreign currency exchange contracts	162,792
Payable to affiliates:
Investment adviser fee	1,479,968
Trustees’ fees	5,667
Accrued expenses	241,712
Total liabilities	$15,800,718
Net Assets	$1,809,816,954

Sources of Net Assets
Common shares, $0.01 par value, unlimited number of shares authorized, 149,444,220 shares issued and outstanding	$1,494,442
Additional paid-in capital	1,773,456,320
Accumulated net realized loss	(33,015,874)
Accumulated distributions in excess of net investment income	(30,454,279)
Net unrealized appreciation	98,336,345
Net Assets	$1,809,816,954

Net Asset Value
($1,809,816,954 ÷ 149,444,220 common shares issued and outstanding)	$12.11

*	Represents restricted cash on deposit at the custodian for open derivative contracts.

10	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Diversified Equity Income Fund

April 30, 2014

Statement of Operations (Unaudited)

Investment Income	Six Months Ended April 30, 2014
Dividends (net of foreign taxes, $979,453)	$54,839,363
Interest income allocated from affiliated investment	17,883
Expenses allocated from affiliated investment	(2,279)
Total investment income	$54,854,967

Expenses
Investment adviser fee	$8,937,879
Trustees’ fees and expenses	34,071
Custodian fee	250,835
Transfer and dividend disbursing agent fees	9,718
Legal and accounting services	49,816
Printing and postage	301,771
Miscellaneous	99,362
Total expenses	$9,683,452
Deduct —
Reduction of custodian fee	$873
Total expense reductions	$873

Net expenses	$9,682,579

Net investment income	$45,172,388

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$(16,566,142)
Investment transactions allocated from affiliated investment	186
Written options	(18,163,812)
Foreign currency and forward foreign currency exchange contract transactions	(489,516)
Net realized loss	$(35,219,284)
Change in unrealized appreciation (depreciation) —
Investments	$99,284,115
Written options	2,777,600
Foreign currency and forward foreign currency exchange contracts	(107,986)
Net change in unrealized appreciation (depreciation)	$101,953,729

Net realized and unrealized gain	$66,734,445

Net increase in net assets from operations	$111,906,833

11	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Diversified Equity Income Fund

April 30, 2014

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended April 30, 2014 (Unaudited)	Year Ended October 31, 2013
From operations —
Net investment income	$45,172,388	$29,178,297
Net realized gain (loss) from investment transactions, written options, and foreign currency and forward foreign currency exchange contract transactions	(35,219,284)	560,378,480
Net change in unrealized appreciation (depreciation) from investments, written options, foreign currency and forward foreign currency exchange contracts	101,953,729	(291,185,434)
Net increase in net assets from operations	$111,906,833	$298,371,343
Distributions to shareholders —
From net investment income	$(75,600,689)*	$(59,722,778)
From net realized gain	—	(104,673,449)
Total distributions	$(75,600,689)	$(164,396,227)
Capital share transactions —
Cost of shares repurchased (see Note 5)	$(1,503,887)	$(13,286,384)
Net decrease in net assets from capital share transactions	$(1,503,887)	$(13,286,384)

Net increase in net assets	$34,802,257	$120,688,732

Net Assets
At beginning of period	$1,775,014,697	$1,654,325,965
At end of period	$1,809,816,954	$1,775,014,697

Accumulated distributions in excess of net investment income included in net assets
At end of period	$(30,454,279)	$(25,978)

*	A portion of the distributions may be deemed a tax return of capital at year-end. See Note 2.

12	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Diversified Equity Income Fund

April 30, 2014

Financial Highlights

	Six Months Ended April 30, 2014 (Unaudited)		Year Ended October 31,
			2013	2012	2011	2010	2009
Net asset value — Beginning of period	$11.870		$10.960	$10.830	$12.210	$12.810	$12.940

Income (Loss) From Operations
Net investment income(1)	$0.302	(2)	$0.195	$0.138	$0.121	$0.138	$0.186
Net realized and unrealized gain (loss)	0.443		1.798	1.062	(0.227)	0.941	1.534

Total income (loss) from operations	$0.745		$1.993	$1.200	$(0.106)	$1.079	$1.720

Less Distributions
From net investment income	$(0.506	)*	$(0.398)	$(0.137)	$(0.122)	$(0.137)	$(0.187)
From net realized gain	—		(0.698)	—	—	—	—
Tax return of capital	—		—	(0.948)	(1.152)	(1.542)	(1.663)

Total distributions	$(0.506)		$(1.096)	$(1.085)	$(1.274)	$(1.679)	$(1.850)

Anti-dilutive effect of share repurchase program (see Note 5)(1)	$0.001		$0.013	$0.015	$—	$—	$—

Net asset value — End of period	$12.110		$11.870	$10.960	$10.830	$12.210	$12.810

Market value — End of period	$11.360		$10.720	$9.510	$9.210	$11.620	$12.470

Total Investment Return on Net Asset Value(3)	6.79	%(4)	20.61%	13.68%	(0.27)%	9.26%	17.86%

Total Investment Return on Market Value(3)	10.92	%(4)	25.53%	15.99%	(10.88)%	6.82%	24.76%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,809,817		$1,775,015	$1,654,326	$1,651,551	$1,861,901	$1,924,016
Ratios (as a percentage of average daily net assets):
Expenses(5)	1.08	%(6)	1.09%	1.07%	1.07%	1.07%	1.07%
Net investment income	5.04	%(2)(6)	1.71%	1.27%	1.03%	1.11%	1.55%
Portfolio Turnover	39	%(4)	130%	30%	63%	25%	45%

(1)	Computed using average shares outstanding.

(2)

Net investment income per share reflects special dividends which amounted to $0.234 per share. Excluding special dividends, the ratio of net investment income to average daily net assets would have been 1.14%.

(3)

Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested. Distributions are assumed to be reinvested at prices obtained under the Fund’s dividend reinvestment plan.

(4)	Not annualized.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(6)	Annualized.

*	A portion of the distributions may be deemed a tax return of capital at year-end. See Note 2.

13	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Diversified Equity Income Fund

April 30, 2014

Notes to Financial Statements (Unaudited)

1  Significant Accounting Policies

Eaton Vance Tax-Managed Diversified Equity Income Fund (the Fund) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, closed-end management investment company. The Fund’s primary investment objective is to provide current income and gains, with a secondary objective of capital appreciation.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Equity Securities. Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices.

Debt Obligations. Short-term obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value.

Derivatives. Exchange-traded options are valued at the mean between the bid and asked prices at valuation time as reported by the Options Price Reporting Authority for U.S. listed options or by the relevant exchange or board of trade for non-U.S. listed options. Over-the-counter options are valued by a third party pricing service using techniques that consider factors including the value of the underlying instrument, the volatility of the underlying instrument and the period of time until option expiration. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average asked prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Fund’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Fund’s Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities.

Affiliated Fund. The Fund may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). The value of the Fund’s investment in Cash Reserves Fund reflects the Fund’s proportionate interest in its net assets. Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Fund’s understanding of the applicable countries’ tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

14

Eaton Vance

Tax-Managed Diversified Equity Income Fund

April 30, 2014

Notes to Financial Statements (Unaudited) — continued

As of April 30, 2014, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Fund) could be deemed to have personal liability for the obligations of the Fund. However, the Fund’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Fund shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

I  Forward Foreign Currency Exchange Contracts — The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

J  Written Options — Upon the writing of a call or a put option, the premium received by the Fund is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written, in accordance with the Fund’s policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. When an index option is exercised, the Fund is required to deliver an amount of cash determined by the excess of the strike price of the option over the value of the index (in the case of a put) or the excess of the value of the index over the strike price of the option (in the case of a call) at contract termination. If a put option on a security is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as a writer of an option, may have no control over whether the underlying securities or other assets may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities or other assets underlying the written option. The Fund may also bear the risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

K  Purchased Options — Upon the purchase of a call or put option, the premium paid by the Fund is included in the Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Fund’s policies on investment valuations discussed above. As the purchaser of an index option, the Fund has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the index over the strike price of the option (in the case of a call) as of the valuation date of the option. If an option which the Fund had purchased expires on the stipulated expiration date, the Fund will realize a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a put option on a security, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a call option on a security, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid. The risk associated with purchasing options is limited to the premium originally paid.

L  Interim Financial Statements — The interim financial statements relating to April 30, 2014 and for the six months then ended have not been audited by an independent registered public accounting firm, but in the opinion of the Fund’s management, reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

15

Eaton Vance

Tax-Managed Diversified Equity Income Fund

April 30, 2014

Notes to Financial Statements (Unaudited) — continued

2  Distributions to Shareholders

Subject to its Managed Distribution Plan, the Fund makes monthly distributions from its cash available for distribution, which consists of the Fund’s dividends and interest income after payment of Fund expenses, net option premiums and net realized and unrealized gains on stock investments. The Fund intends to distribute all or substantially all of its net realized capital gains. Distributions are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income. Distributions in any year may include a substantial return of capital component. For the six months ended April 30, 2014, the amount of distributions estimated to be a tax return of capital was approximately $57,868,000. The final determination of tax characteristics of the Fund’s distributions will occur at the end of the year, at which time it will be reported to the shareholders.

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by EVM as compensation for management and investment advisory services rendered to the Fund. Pursuant to the investment advisory agreement and subsequent fee reduction agreement, the fee is computed at an annual rate of 1.00% of the Fund’s average daily gross assets up to and including $1.5 billion, 0.98% over $1.5 billion up to and including $3 billion and at reduced rates on daily gross assets over $3 billion, and is payable monthly. Gross assets as referred to herein represent net assets plus obligations attributable to investment leverage, if any. The fee reduction cannot be terminated without the consent of a majority of Trustees and a majority of shareholders. For the six months ended April 30, 2014, the Fund’s investment adviser fee amounted to $8,937,879 or 1.00% (annualized) of the Fund’s average daily gross assets. The Fund invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund. EVM also serves as administrator of the Fund, but receives no compensation.

Trustees and officers of the Fund who are members of EVM’s organization receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the six months ended April 30, 2014, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of EVM.

4  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $695,286,800 and $724,769,820, respectively, for the six months ended April 30, 2014.

5  Common Shares of Beneficial Interest

The Fund may issue common shares pursuant to its dividend reinvestment plan. There were no common shares issued by the Fund for the six months ended April 30, 2014 and the year ended October 31, 2013.

On August 6, 2012, the Board of Trustees of the Fund authorized the repurchase by the Fund of up to 10% of its then currently outstanding common shares in open-market transactions at a discount to net asset value (NAV). On September 30, 2013, the Board of Trustees of the Fund approved the continuation of the Fund’s share repurchase program. The Board authorized the repurchase by the Fund of up to 10% of its common shares outstanding as of September 30, 2013 in open market transactions at a discount to NAV. The terms of the reauthorization increased the number of shares available for repurchase. The repurchase program does not obligate the Fund to purchase a specific amount of shares. During the six months ended April 30, 2014 and the year ended October 31, 2013, the Fund repurchased 140,000 and 1,385,696, respectively, of its common shares under the share repurchase program at a cost, including brokerage commissions, of $1,503,887 and $13,286,384, respectively, and an average price per share of $10.74 and $9.59, respectively. The weighted average discount per share to NAV on these repurchases amounted to 10.56% and 12.92% for the six months ended April 30, 2014 and the year ended October 31, 2013, respectively.

6  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Fund at April 30, 2014, as determined on a federal income tax basis, were as follows:

Aggregate cost	$1,716,032,433

Gross unrealized appreciation	$120,881,215
Gross unrealized depreciation	(23,278,937)

Net unrealized appreciation	$97,602,278

16

Eaton Vance

Tax-Managed Diversified Equity Income Fund

April 30, 2014

Notes to Financial Statements (Unaudited) — continued

7  Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts and written options and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of written options at April 30, 2014 is included in the Portfolio of Investments.

A summary of obligations under these financial instruments at April 30, 2014 is as follows:

Forward Foreign Currency Exchange Contracts

Settlement Date	Deliver	In Exchange For	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Depreciation

5/30/14	British Pound Sterling 1,405,000	United States Dollar 2,361,525	Citibank NA	$—	$(10,155)	$(10,155)

5/30/14	British Pound Sterling 1,405,000	United States Dollar 2,361,398	Standard Chartered Bank	—	(10,283)	(10,283)

5/30/14	British Pound Sterling 1,405,000	United States Dollar 2,361,131	State Street Bank and Trust Co.	—	(10,550)	(10,550)

5/30/14	Euro 16,663,000	United States Dollar 23,078,922	Citibank NA	—	(37,136)	(37,136)

5/30/14	Euro 16,663,000	United States Dollar 23,081,421	Standard Chartered Bank	—	(34,637)	(34,637)

5/30/14	Euro 16,663,000	United States Dollar 23,084,087	State Street Bank and Trust Co.	—	(31,971)	(31,971)

5/30/14	Japanese Yen 644,182,200	United States Dollar 6,285,716	Credit Suisse International	—	(16,350)	(16,350)
5/30/14	Japanese Yen 594,010,800	United States Dollar 5,799,527	State Street Bank and Trust Co.	—	(11,710)	(11,710)

				$—	$(162,792)	$(162,792)

Written options activity for the six months ended April 30, 2014 was as follows:

	Number of Contracts	Premiums Received

Outstanding, beginning of period	3,565	$5,790,147
Options written	29,755	45,054,059
Options terminated in closing purchase transactions	(20,500)	(31,402,038)
Options expired	(8,310)	(13,389,946)

Outstanding, end of period	4,510	$6,052,222

All of the securities of the Fund, unless otherwise pledged, are subject to segregation to satisfy the requirements of the escrow agent with respect to exchange-traded options. At April 30, 2014, the Fund had sufficient cash and/or securities to cover commitments under these contracts.

17

Eaton Vance

Tax-Managed Diversified Equity Income Fund

April 30, 2014

Notes to Financial Statements (Unaudited) — continued

In the normal course of pursuing its investment objectives, the Fund is subject to the following risks:

Equity Price Risk:  The Fund writes index call options above the current value of the index to generate premium income. In writing index call options, the Fund in effect, sells potential appreciation in the value of the applicable index above the exercise price in exchange for the option premium received. The Fund retains the risk of loss, minus the premium received, should the price of the underlying index decline.

Foreign Exchange Risk:  Because the Fund holds foreign currency denominated investments, the value of these investments and related receivables and payables may change due to future changes in foreign currency exchange rates. To hedge against this risk, the Fund enters into forward foreign currency exchange contracts.

The Fund enters into forward foreign currency exchange contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Fund’s net assets below a certain level over a certain period of time, which would trigger a payment by the Fund for those derivatives in a liability position. At April 30, 2014, the fair value of derivatives with credit-related contingent features in a net liability position was $162,792. The aggregate fair value of assets pledged as collateral by the Fund for such liability was $540,000 at April 30, 2014.

The over-the-counter (OTC) derivatives in which the Fund invests are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. The Fund is not subject to counterparty credit risk with respect to its written options as the Fund, not the counterparty, is obligated to perform under such derivatives. To mitigate this risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Fund of any net liability owed to it.

The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Fund and/or counterparty is held in segregated accounts by the Fund’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as restricted cash and, in the case of cash pledged by a counterparty for the benefit of the Fund, a corresponding liability on the Statement of Assets and Liabilities. Securities pledged by the Fund as collateral, if any, are identified as such in the Portfolio of Investments.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at April 30, 2014 was as follows:

		Fair Value
Risk	Derivative	Asset Derivative	Liability Derivative

Equity Price	Written options	$—	$(8,402,075	)(1)
Foreign Exchange	Forward foreign currency exchange contracts	—	(162,792	)(2)

Total		$—	$(8,564,867)

Derivatives not subject to master netting or similar agreements		$—	$(8,402,075)

Total Derivatives subject to master netting or similar agreements		$—	$(162,792)

(1)	Statement of Assets and Liabilities location: Written options outstanding, at value.

(2)	Statement of Assets and Liabilities location: Payable for open forward foreign currency exchange contracts; Net unrealized appreciation.

During the current reporting period, the Fund adopted the new disclosure requirements for offsetting assets and liabilities, pursuant to which an entity is required to disclose both gross and net information for assets and liabilities related to derivatives, repurchase and reverse repurchase agreements, and

18

Eaton Vance

Tax-Managed Diversified Equity Income Fund

April 30, 2014

Notes to Financial Statements (Unaudited) — continued

securities lending and securities borrowing transactions that are eligible for offset or subject to an enforceable master netting or similar agreement. The Fund’s derivative assets and liabilities at fair value by risk, which are reported gross in the Statement of Assets and Liabilities, are presented in the table above. The following table presents the Fund’s derivative liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral pledged by the Fund for such liabilities as of April 30, 2014.

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(b)

Citibank NA	$(47,291)	$—	$—	$—	$(47,291)
Credit Suisse International	(16,350)	—	—	—	(16,350)
Standard Chartered Bank	(44,920)	—	—	44,920	—
State Street Bank and Trust Co.	(54,231)	—	—	54,231	—

	$(162,792)	$—	$—	$99,151	$(63,641)

(a)	In some instances, the actual collateral pledged may be more than the amount shown due to overcollateralization.

(b)	Net amount represents the net amount payable to the counterparty in the event of default.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure for the six months ended April 30, 2014 was as follows:

Risk	Derivative	Realized Gain (Loss) on Derivatives Recognized in Income(1)	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income(2)

Equity Price	Written options	$(18,163,812)	$2,777,600
Foreign Exchange	Forward foreign currency exchange contracts	(247,073)	(188,770)

Total		$(18,410,885)	$2,588,830

(1)	Statement of Operations location: Net realized gain (loss) – Written options and Foreign currency and forward foreign currency exchange contract transactions, respectively.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Written options and Foreign currency and forward foreign currency exchange contracts, respectively.

The average notional amount of forward foreign currency exchange contracts outstanding during the six months ended April 30, 2014, which is indicative of the volume of this derivative type, was approximately $29,991,000.

8  Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Fund, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker/dealers and issuers than in the United States.

19

Eaton Vance

Tax-Managed Diversified Equity Income Fund

April 30, 2014

Notes to Financial Statements (Unaudited) — continued

9  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At April 30, 2014, the hierarchy of inputs used in valuing the Fund’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Common Stocks
Consumer Discretionary	$208,341,791	$11,957,066	$—	$220,298,857
Consumer Staples	157,463,934	—	—	157,463,934
Energy	163,715,299	—	—	163,715,299
Financials	279,094,301	75,240,397	—	354,334,698
Health Care	201,510,350	49,852,485	—	251,362,835
Industrials	193,802,008	—	—	193,802,008
Information Technology	301,176,512	17,163,418	—	318,339,930
Materials	56,226,847	—	—	56,226,847
Telecommunication Services	42,438,912	—	—	42,438,912
Utilities	45,951,769	—	—	45,951,769

Total Common Stocks	$1,649,721,723	$154,213,366 *	$—	$1,803,935,089

Short-Term Investments	$—	$9,699,622	$—	$9,699,622

Total Investments	$1,649,721,723	$163,912,988	$—	$1,813,634,711

Liability Description

Call Options Written	$(8,402,075)	$—	$—	$(8,402,075)
Forward Foreign Currency Exchange Contracts	—	(162,792)	—	(162,792)

Total	$(8,402,075)	$(162,792)	$—	$(8,564,867)

*	Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

The Fund held no investments or other financial instruments as of October 31, 2013 whose fair value was determined using Level 3 inputs. At April 30, 2014, there were no investments transferred between Level 1 and Level 2 during the six months then ended.

20

Eaton Vance

Tax-Managed Diversified Equity Income Fund

April 30, 2014

Board of Trustees’ Contract Approval

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuation is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 28, 2014, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished by each adviser to the Eaton Vance Funds (including information specifically requested by the Board) for a series of meetings of the Contract Review Committee held between February and April 2014, as well as information considered throughout the year at meetings of the Board and its committees. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;

•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;

•

An independent report comparing the investment performance of each fund (including, where relevant, yield data, Sharpe ratios and information ratios) to the investment performance of comparable funds over various time periods;

•	Data regarding investment performance in comparison to benchmark indices and customized peer groups identified by the adviser in consultation with the Board;

•

For each fund, comparative information concerning the fees charged and the services provided by each adviser in managing other accounts (including mutual funds, other collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such fund;

•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management and Trading

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;

•

Information about the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through client commission arrangements and the fund’s policies with respect to “soft dollar” arrangements;

•	Data relating to portfolio turnover rates of each fund;

•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

•	Information about each adviser’s processes for monitoring best execution of portfolio transactions, and other policies and practices of each adviser with respect to trading;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;

•

Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•	Copies of or descriptions of each adviser’s policies and procedures relating to proxy voting, the handling of corporate actions and class actions;

•

Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;

•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

•

A description of Eaton Vance Management’s procedures for overseeing third party advisers and sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;

21

Eaton Vance

Tax-Managed Diversified Equity Income Fund

April 30, 2014

Board of Trustees’ Contract Approval — continued

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;

•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and

•	The terms of each advisory agreement.

Over the course of the twelve-month period ended April 30, 2014, with respect to one or more funds, the Board met nine times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met seven, seventeen, eleven, six and ten times respectively. At such meetings, the Trustees participated in investment and performance reviews with the portfolio managers and other investment professionals of each adviser relating to each fund, and considered the investment and trading strategies used in pursuing each fund’s investment objective, including, where relevant, the use of derivative instruments, as well as processes for monitoring best execution of portfolio transactions and risk management techniques. The Board and its Committees also evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance and other issues with respect to the funds, and received and participated in reports and presentations provided by Eaton Vance Management and other fund advisers with respect to such matters.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement. In evaluating each advisory and sub-advisory agreement, including the specific fee structures and other terms of the agreements, the Contract Review Committee was informed by multiple years of analysis and discussion among the Independent Trustees and the Funds’ advisers and sub-advisers.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuation of the investment advisory agreement of Eaton Vance Tax-Managed Global Diversified Equity Income Fund (the “Fund”) with Eaton Vance Management (the “Adviser”), including its fee structure, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser.

The Board considered the Adviser’s management capabilities and investment process with respect to the types of investments held by the Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund. In particular, the Board considered the abilities and experience of such investment personnel in analyzing factors such as tax efficiency and special considerations relevant to investing in stocks and selling covered call options on various indexes. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation methods of the Adviser to recruit and retain investment personnel, and the time and attention devoted to the Fund by senior management.

The Board reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests in recent years from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds.

22

Eaton Vance

Tax-Managed Diversified Equity Income Fund

April 30, 2014

Board of Trustees’ Contract Approval — continued

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

Fund Performance

The Board compared the Fund’s investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices, as well as a customized peer group of similarly managed funds. The Board reviewed comparative performance data for the one-, three- and five-year periods ended September 30, 2013 for the Fund. In considering the relative underperformance of the Fund over the longer term, the Board noted that the Fund’s performance record had improved relative to its peers in more recent periods. On the basis of the foregoing and other relevant information provided by the Adviser in response to inquiries from the Contract Review Committee, the Board concluded that the performance of the Fund was satisfactory.

Management Fees and Expenses

The Board reviewed contractual fee rates for investment advisory and administrative services payable by the Fund (referred to as “management fees”). As part of its review, the Board considered the management fees and the Fund’s total expense ratio for the year ended September 30, 2013, as compared to a group of similarly managed funds selected by an independent data provider. The Board noted that the Adviser had waived fees and/or paid expenses for the Fund. The Board also considered factors that had an impact on Fund expense ratios, as identified by management in response to inquiries from the Contract Review Committee, as well as actions taken by management in recent years to reduce expenses at the fund complex level, including the negotiation of reduced fees for transfer agency and custody services.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with their relationships with the Fund, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Fund and other investment advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the Fund currently shares in the benefits from economies of scale. The Board concluded that, assuming reasonably foreseeable increases in the assets of the Fund, the structure of the advisory fee, which includes breakpoints at several asset levels, will allow the Fund to continue to benefit from economies of scale in the future.

23

Eaton Vance

Tax-Managed Diversified Equity Income Fund

April 30, 2014

Officers and Trustees

Officers of Eaton Vance Tax-Managed Diversified Equity Income Fund

Walter A. Row, III

President

Maureen A. Gemma

Vice President, Secretary and Chief Legal Officer

James F. Kirchner

Treasurer

Paul M. O’Neil

Chief Compliance Officer

Trustees of Eaton Vance Tax-Managed Diversified Equity Income Fund

Ralph F. Verni

Chairman

Scott E. Eston

Thomas E. Faust Jr.*

Allen R. Freedman

Cynthia E. Frost

George J. Gorman

Valerie A. Mosley

William H. Park

Ronald A. Pearlman

Helen Frame Peters

Harriett Tee Taggart

*	Interested Trustee

Number of Employees

The Fund is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a closed-end management investment company and has no employees.

Number of Shareholders

As of April 30, 2014, Fund records indicate that there are 59 registered shareholders and approximately 75,803 shareholders owning the Fund shares in street name, such as through brokers, banks, and financial intermediaries.

If you are a street name shareholder and wish to receive Fund reports directly, which contain important information about the Fund, please write or call:

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

1-800-262-1122

New York Stock Exchange symbol

The New York Stock Exchange symbol is ETY.

24

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

Share Repurchase Program.  On September 30, 2013, the Fund’s Board of Trustees approved the continuation of the Fund’s share repurchase program. The Board authorized the Fund to repurchase up to 10% of its common shares outstanding as of September 30, 2013 in open market transactions at a discount to net asset value (NAV). Under the previous authorization, the Fund could repurchase up to 10% of its common shares outstanding as of August 8, 2012 at a discount to NAV in the open market. The terms of the reauthorization increased the number of shares available for repurchase. The repurchase program does not obligate the Fund to purchase a specific amount of shares. The Fund’s repurchase activity, including the number of shares purchased, average price and average discount to net asset value, is disclosed in the Fund’s annual and semi-annual reports to shareholders.

Additional Notice to Shareholders.  If applicable, a Fund may also redeem or purchase its outstanding preferred shares in order to maintain compliance with regulatory requirements, borrowing or rating agency requirements or for other purposes as it deems appropriate or necessary.

Closed-End Fund Information.  Eaton Vance closed-end funds make fund performance data and certain information about portfolio characteristics available on the Eaton Vance website shortly after the end of each month. The funds’ net asset value per share is readily accessible on the Eaton Vance website. Portfolio holdings for the most recent month-end are also posted to the website approximately 30 days following the end of the month. This information is available at www.eatonvance.com on the fund information pages under “Individual Investors — Closed-End Funds”.

25

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Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Fund Offices

Two International Place

Boston, MA 02110

7751 4.30.14

Item 2. Code of Ethics

Not required in this filing.

Item 3. Audit Committee Financial Expert

Not required in this filing.

Item 4. Principal Accountant Fees and Services

Not required in this filing.

Item 5. Audit Committee of Listed Registrants

Not required in this filing.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not required in this filing.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not required in this filing.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period*	Total Number of Shares Purchased	Average Price Paid per Share	Total Number of Shares Purchased as Part of Publicly Announced Programs	Maximum Number of Shares that May Yet Be Purchased Under the Programs*
November 2013	25,000	$10.78	25,000	14,809,252
December 2013	115,000	$10.73	115,000	14,694,252
January 2014	—	—	—	14,694,252
February 2014	—	—	—	14,694,252
March 2014	—	—	—	14,694,252
April 2014	—	—	—	14,694,252
Total	140,000	$10.74	140,000

*	On August 6, 2012, the Fund’s Board of Trustees approved a share repurchase program authorizing the Fund to repurchase up to 10% of its then currently outstanding common shares in open-market transactions at a discount to net asset value. The repurchase program was announced on August 8, 2012. On September 30, 2013, the Fund’s Board of Trustees approved the continuation of the Fund’s share repurchase program and authorized the Fund to repurchase up to 10% of its common shares outstanding as of September 30, 2013 in open market transactions at a discount to net asset value. The terms of the reauthorization increased the number of shares available for repurchase.

Item 10. Submission of Matters to a Vote of Security Holders

No material changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

(c)	Registrant’s notices to shareholders pursuant to Registrant’s exemptive order granting an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder regarding distributions paid pursuant to the Registrant’s Managed Distribution Plan.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Tax-Managed Diversified Equity Income Fund

By:	/s/ Walter A. Row, III
Walter A. Row, III
President

Date:	June 6, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Treasurer

Date:	June 6, 2014

By:	/s/ Walter A. Row, III
Walter A. Row, III
President

Date:	June 6, 2014